SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 27, 2003

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

(415) 543-0404
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events.

In connection with the registrant’s Registration Statement (Form S-3), Registration No. 333-55937 and the issuance on May 27, 2003 of the registrant’s 4% Convertible Senior Notes due May 15, 2008 (the “Notes”), the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into such Registration Statement.

Item 7.                                                           Exhibits.

4.1                                                                                 Third Supplemental Indenture dated as of May 27, 2003 between the registrant and Bank One Trust Company, N.A. relating to the Notes.

4.2                                                                                 Form of Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: May 30, 2003	By:	/s/ Anthony F. Vuoto
Anthony F. Vuoto Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Third Supplemental Indenture dated as of May 27, 2003 between the registrant and Bank One Trust Company, N.A. relating to the Notes.

4.2	Form of Note.